UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2011

American Medical Alert Corp.
(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-36 33rd Street, Long Island City, New York	11106
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 879-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐           Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Announcement of the Date of the Annual Meeting of Shareholders

American Medical Alert Corp. (the “Company”) has scheduled its 2011 Annual Meeting of Shareholders (the "Annual Meeting") on Tuesday, December 13, 2011 at the offices of Moses & Singer LLP, 405 Lexington Avenue, 12th Floor, New York, New York 10174 at 10:00 a.m. New York City time.  Shareholders of record as of the close of business on October 28, 2011 will be entitled to notice of and vote at the Annual Meeting.  Because the expected date of the Annual Meeting will occur more than 30 days from the one year anniversary of the Company's prior annual meeting of shareholders (held on August 5, 2011), the Company has set new deadlines for the receipt of shareholder proposals as outlined below.

Rule 14a-8 Shareholder Proposal Deadline

The Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the Annual Meeting.  In order to be considered timely, such proposals must be received by the Corporate Secretary at the Company’s principal executive office at 36-36 33rd Street, Suite 103, Long Island City, NY 11106 no later than October 9, 2011, which is 30 days before November 8, 2011, the approximate date on which the Company anticipates it will print and send its proxy materials.  Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.  Finally, such notices must also comply with the requirements of the Company’s bylaws.  The Company’s bylaws are available from the Company upon request and are also filed as Exhibit 3(b) to the Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Bylaws Timely Notice Deadline

In accordance with the requirements for timely notice in the Company’s bylaws, any shareholder who wishes to submit a proposal that is not intended for inclusion in the Company’s proxy statement or nominate a person for election to the Board of Directors at the Annual Meeting, must provide written notice of the proposal or nomination to the Corporate Secretary at the Company’s principal executive office at the address above no later than October 9, 2011, which is 30 days before November 8, 2011, the approximate date on which the Company anticipates it will print and send its proxy materials.  Such notices must comply with the requirements of the Company’s bylaws.  The advance notice requirement in the Company’s Bylaws supersedes the notice period in Rule 14a-4(c)(1) of the federal proxy rules regarding discretionary proxy voting authority with respect to such shareholder proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      September 7, 2011

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Richard Rallo
Name: Richard Rallo
Title: Chief Financial Officer